Exhibit 10.38
ENDORSEMENT NO. 6
to the
TITLE INSURANCE QUOTA SHARE REINSURANCE CONTRACT
(the “Contract”)
by and among
The Applicable Companies listed in Schedule 1 in relation to the Relevant US State,
(as such Schedule 1 shall be amended from time to time to include additional
Applicable Companies agreed by the Reinsurer and States Title, Inc)
(each an “Applicable Company” and together the “Companies”),
AND
States Title, Inc
(acting as Agent on behalf of the Companies)
AND
SCOR SE – Zurich Branch
(formerly SCOR Global P&C SE – Zurich Branch)
Claridenstrasse 4, 8022 Zurich, Switzerland
(formerly General Guisan-Quai 26, 8022 Zurich, Switzerland)
(the “Reinsurer’’)
(Effective as of February 24, 2018)
It is hereby noted and mutually agreed that this Endorsement No. 6 shall be made part of the Contract as amended by all preceding Endorsements, as follows:
1.APPROVED POLICY FORMS ADDED TO EXHIBIT A TO ENDORSEMENT NO. 5 (“LIST OF APPROVED POLICY FORMS”)
1.1Exhibit A to Endorsement No. 5 (“List of Approved Policy Forms”) shall be amended to include those additional policy forms agreed to in writing by States Title, the Reinsurer and Applicable Company as set forth in Exhibit A hereto, and which may be amended by the Parties in writing from time to time.
2.AMENDMENTS TO THE CONTRACT
2.1Article 30, Paragraph 3 (“Service of Suit”): Reference to “199 Water Street, Suite 2100, New York, NY 10038” in paragraph 3 to Article 30 (“Service of Suit”) of the Contract shall be deleted in its entirety and replaced with ““28 Liberty Street, Suite 5400, New York, NY 10005”.
2.2Article 36, Paragraph 3 (“Agency & Notice”): Reference to “1151 Mission Street, San Francisco, USA” in paragraph 3 to Article 36 (“Agency & Notice”) of the Contract shall be deleted in its entirety and replaced with “101 Mission Street, Suite 740, San Francisco, CA 94105, USA.”
2.3Article 36, Paragraph 4 (“Agency & Notice”): Each of the two references to “One Seaport Plaza, 199 Water Street, Suite 2100, New York, NY 10038” in paragraph 4 to Article 36 (“Agency & Notice”) of the Contract shall be deleted in their entirety and respectively replaced with ““28 Liberty Street, Suite 5400, New York, NY 10005”.

3.GENERAL PROVISIONS
3.1Expressions defined in the Contract and used in this Endorsement have the meaning set out in the Contract.
3.2Expressions not defined in the Contract or this Endorsement but defined by laws, regulations, or rules affecting mortgage loans or real estate transactions shall be interpreted according to such laws, regulations, or rules.
3.3Except as set out in this Endorsement and any prior Endorsements, the Contract shall continue in full force and effect.
3.4This Endorsement will be governed by and construed according to the laws of the State of New York exclusive of that state’s rules with respect to conflicts of laws, however, with respect to credit for reinsurance, the rules of all applicable states will apply.
3.5All other terms and conditions of the Contract shall remain unchanged.
[Signatures on following page]

SIGNING BLOCK
IN WITNESS WHEREOF, each Applicable Company, States Title and the Reinsurer have caused this Endorsement to be executed by their duly authorized representatives:
In Miami, Florida, this 26th day of August, in the year of 2020
On behalf of
STATES TITLE, INC

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	Secretary
In Miami, Florida, this 26th day of August, in the year of 2020
On behalf of
STATES TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In Miami, Florida, this 26th day of August, in the year of 2020
On behalf of
STATES TITLE INSURANCE COMPANY OF CALIFORNIA

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In Miami, Florida, this 26th day of August, in the year of 2020
On behalf of
NORTH AMERICAN TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President

In Zürich, Switzerland, this 24th day of August in the year of 2020
On behalf of
SCOR SE – ZURICH BRANCH
(f/k/a SCOR Global P&C SE – Zurich Branch)

By:	Doris Egli	Marc Greiner
Signature:	/s/ Doris Egli	/s/ Marc Greiner
Title:	UW Manager CSPR	Senior Underwriter CSPR

EXHIBIT A:
LIST OF APPROVED POLICY FORMS